Exhibit 10.6

UNION STREET ACQUISITION CORP.

102 South Union Street

Alexandria, VA 22314

[            ,             ], 2006

Union Street Capital Management, LLC

102 South Union Street

Alexandria, VA 22314

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement on Form S-1 (File No. 333-136530), as amended and as filed with the Securities and Exchange Commission (the “Registration Statement”) relating to the initial public offering (the “IPO”) of the securities of Union Street Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the Company’s consummation of a “Business Combination” or (ii) the Company’s dissolution and liquidation (each as described and defined, and in accordance with the terms and conditions set forth in the Registration Statement) (the “Termination Date”), Union Street Capital Management, LLC (the “Provider”) shall make available to the Company certain office space, utilities, secretarial support and other administrative services as may be required by the Company from time to time, situated at 102 South Union Street, Alexandria, VA 22314. In exchange therefor, the Company shall pay the Provider the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Company has informed the Provider that certain net proceeds from the IPO will be held in trust (the “Trust Account”) as more fully described in the Registration Statement. By agreeing and signing below, the Provider hereby irrevocably waives any and all rights, interests, claims, demands, damages, actions, causes of action or suit of any nature whatsoever, known or unknown, foreseen or unforeseen, in law or equity, that the Provider may have against the Company or the Trust Account in respect of funds held in the Trust Account.

[signature page to follow]

Union Street Capital Management, LLC

[            ,             ], 2006

Very truly yours,

UNION STREET ACQUISITION CORP.

By:	/s/
Name:
Title:

AGREED TO AND ACCEPTED BY:

UNION STREET CAPITAL MANAGEMENT, LLC

By:	/s/
Name:
Title: